D O D G E & C O X                                     D O D G E & C O X
-----------------                                     -----------------
 Balanced Fund

                                                       Balanced Fund
                                                      Established 1931

Investment Managers                                   -----------------
    Dodge & Cox
One Sansome Street                                    -----------------
    35th Floor
   San Francisco
California 94104-4405
   (415) 981-1710


For Fund literature and
Information, please
write or call:

  Dodge & Cox Funds
      c/o BFDS
    P.O. Box 9051
       Boston
Massachusetts 02205-9051
     (800) 621-3979
-----------------

  This report is submitted
for the general information
of the shareholders of the
Fund. The report is not
authorized for distribution
to prospective investors                               Quarterly Report
in the Fund unless it is                                March 31, 1998
accompanied by an effective
prospectus.                                                 1998
-----------------                                     -----------------
                                                      -----------------
                                                      -----------------
Printed on recycled paper.
3/98 BF QR

                              D o d g e  &  C o x
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                                 Balanced Fund


To Our Shareholders
--------------------------------------------------------------------------------

During the first quarter ended March 31, 1998, the Dodge & Cox Balanced Fund achieved a total return of 6.55%, compared to 13.95% for the Standard & Poor's 500 Index (S&P 500) of common stocks and 1.54% for the Lehman Brothers Aggregate Bond Index (LBAG) for the same period. Average annual total returns for longer time periods are listed on page three of this report.

At March 31, the Fund was approximately 59% invested in common stocks, 34% in fixed-income securities and 7% in cash equivalents.

Equity Performance in an Extraordinary Equity Market

Important contributors to the equity portion of the Fund's performance in the first quarter included investments in the consumer durables, retailing, paper/forest products and diversified technology industries. Fund returns were hindered by the weak relative performance of investments in the electronics/computer, energy, insurance/financial services and electric utilities industries.

While the absolute performance of the equity portion of the Fund in the first quarter was strong, relative performance was disappointing as it has lagged the total return of the S&P 500. While the short-term relative equity results of the Fund have been below our expectations, we believe the Fund's current portfolio is well positioned for the future.

The forces that have propelled the stock market to an annualized return of over 31% from the end of 1994 through 1997 are not imaginary. Earnings expanded at a 15% annualized rate from the previous economic trough in earnings in 1991 to 1997. Due in part to this extended economic expansion, unemployment rates are currently at low levels. Inflation also remains quite low. In an economic sense, the market has arguably enjoyed the best of all possible scenarios, and current valuations reflect that. Valuation for the S&P 500, as measured by the ratio of price divided by earnings (P/E), is very high compared to historical averages. Most economic forecasts are for "sunny and fair conditions," and it is difficult to see threatening "clouds" on the horizon.

Current Equity Portfolio Position and Strategy

Currently the equity portion of the Fund is positioned very differently than the S&P 500, the most widely referenced broad market index. About 43% of this index, by market value, consists of what we consider to be high valuation stocks. On average, this "high valuation" group has a trailing P/E ratio of 35 times 1997 earnings (vs. 24 for lower valuation stocks), and the market value of the companies is 3.5 times their annual revenues (the price to sales ratio, or P/S ratio). Many are fine companies with high profit margin and revenue growth expectations. However, their high valuations keep us from investing in these stocks.

Instead, the Fund's equity portfolio is positioned in the lower valuation sectors (average P/S ratio of 1.0), while continuing to be economically diversified. We believe that over a three-year period this will be a more rewarding position, but it has clearly penalized relative investment returns recently.

Two of the Fund's areas of emphasis are industrial commodities and energy, representing just over 20% of the Fund's equity portfolio. The Fund invests in individual companies we have identified with attractive long-term prospects and reasonable valuations. The valuation of many companies in the energy/industrial commodity sectors are at relative lows compared to the market. If the world economy continues to grow, demand will grow for the basic "building blocks" of industrial production, like oil, chemicals, aluminum and forest products. While a number of these commodities appear to have short-term oversupply situations, in a growing market-based world economy we believe it is unlikely that this demand/supply imbalance will continue indefinitely. We believe these sectors are fertile ground for long-term investment.

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                                       1
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                              D o d g e  &  C o x
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                                 Balanced Fund

--------------------------------------------------------------------------------
Short and Intermediate Interest Rates Fall in First Quarter

Short and intermediate rates for U.S. Treasury securities fell between 8 and 10 basis points in the first quarter (one basis point is equal to 1/100 of 1%). The 30-year U.S. Treasury bond, after moving within a wide range, finished the quarter almost unchanged at 5.9%, with a yield increase of one basis point. This small change in the yield curve was motivated, in part, by continued signs of stable economic growth and low inflation: first quarter estimates for real GDP growth exceed 4%, and consumer prices were essentially unchanged. The modest drop in interest rates resulted in slightly higher prices for the short and intermediate maturity securities in the Fund.

The performance of the fixed-income portion of the Fund benefited from an overweight position in the mortgage-backed security sector and a slightly higher yield than the LBAG. Mortgages outperformed both the government and corporate sectors for the quarter, despite prepayment uncertainty in the lower interest rate environment. The corporate sector suffered from slightly wider yield premiums amid continued concern over the potential impact on U.S. corporations of the economic slowdown in Asia.

Fixed-Income Strategy and a Discussion of Duration

The duration of a fixed-income security (or portfolio of fixed-income securities) measures the sensitivity of the security's price to changes in the general level of interest rates. The value, often stated in years, represents the approximate percentage change in price if yields rise or fall by 1%. Thus, for a given change in yields (either up or down), a longer duration security will experience a greater change in market value than a shorter duration security, all else being equal.

With lower interest rates prevailing at the end of 1997 and certain indicators suggesting an increased risk of accelerating inflation, our analyses suggested a less positive outlook for real (inflation-adjusted) returns over an investment horizon of three to five years. This cautionary view stems in part from continued strong growth in the U.S. economy and sustained low levels of unemployment.

Given our tempered expectations for real returns, we lowered the duration of the fixed-income portion of the Fund to be approximately neutral to that of the LBAG. That is, the price sensitivity of the fixed-income portfolio is now roughly equal to or slightly less than that of the broad fixed-income market. The adjustment was accomplished in January by trimming longer duration corporate bonds with the goal of giving up as little in overall yield as possible. We believe that this change will benefit the real return prospects of the Fund over a three-to-five year investment horizon.

In Closing

We believe that persistence is a key asset in investing. We think that you, the Fund's shareholders, are best served by our continuing focus on the long-term return potential of each individual security, based on our assessment of its fundamentals and valuation. We believe the Fund will provide reasonable long-term returns. Our mission is to continue to work hard to find value in an expensive market.

Thank you for your continued confidence in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

                                    For the Board of Trustees,

                                    /s/ Harry R. Hagey
                                    ------------------------
May 1, 1998                         Harry R. Hagey, Chairman


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                                       2

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                              D o d g e  &  C o x
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                                 Balanced Fund


Objective       The Fund's objectives are to provide shareholders with regular income, conservation of principal and an opportunity for long-term growth of principal and income.

Strategy The Fund seeks to achieve these objectives by investing in a diversified portfolio of stocks and bonds.

                Stocks: The Fund invests in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The Fund will hold no more than 75% of its total assets in stocks.

                Bonds: Dodge & Cox constructs a diversified portfolio of high-quality bonds, while striving to maintain the fixed-income yield higher than that of the broad bond market. Fixed-income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.


20 Years of Investment Performance                       through March 31, 1998
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                                  Dodge & Cox
               S&P 500                            Combined          Balanced
                Index          LBAG Index          Index             Fund
             -----------       ----------       -----------       ----------
04/01/1978        10,000           10,000            10,000           10,000
03/31/1979        11,998           10,344            11,334           11,734
03/31/1980        12,745            9,391            11,349           11,756
03/31/1981        17,815           10,616            14,632           15,325
03/31/1982        15,449           11,664            13,966           14,622
03/31/1983        22,292           15,384            19,481           19,908
03/31/1984        24,238           16,202            20,931           21,449
03/31/1985        28,824           18,999            24,809           24,241
03/31/1986        39,693           24,455            33,286           34,006
03/31/1987        50,100           26,586            39,747           40,942
03/31/1988        45,926           27,890            38,915           40,298
03/31/1989        54,253           29,326            43,909           44,763
03/31/1990        64,714           32,942            51,221           52,017
03/31/1991        74,027           37,198            58,445           58,318
03/31/1992        82,204           41,438            65,108           64,612
03/31/1993        94,717           46,947            74,543           75,682
03/31/1994        96,115           48,055            75,949           81,286
03/31/1995       111,068           50,455            84,511           90,571
03/31/1996       146,713           55,891           104,094          110,800
03/31/1997       175,796           58,636           118,450          124,734
03/31/1998       260,139           65,672           157,241          159,330

Average annual total return for
periods ended March 31, 1998           1 Year    5 Years   10 Years   20 Years
-------------------------------------------------------------------------------
Dodge & Cox Balanced Fund              27.71%     16.05%    14.73%     14.84%
Combined Index                         32.75      16.10     14.99      14.77
S&P 500 Index                          47.98      22.39     18.94      17.70
Lehman Brothers Aggregate Bond Index   12.00       6.94      8.94       9.87

The chart covers the period from April 1, 1978 to March 31, 1998. It compares a $10,000 investment made in the Dodge & Cox Balanced Fund to $10,000 investments made in the Standard & Poor's 500 Stock (S&P 500) Index, the Lehman Brothers Aggregate Bond (LBAG) Index and a combined Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The S&P 500 Index is a broad-based, unmanaged measure of common stocks. The LBAG Index is a broad-based, unmanaged measure of investment grade-rated corporate and U.S. Government fixed-income securities. The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 Index and 40% of the LBAG Index. The Fund may, however, invest up to 75% of its total assets in stocks. Index returns include dividends and/or interest income, and unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.


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                                       3

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                              D o d g e  &  C o x
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                                 Balanced Fund


Fund Information                                                  March 31, 1998
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                               $69.78
Total Net Assets (millions)                                             $5,918
1997 Expense Ratio                                                        0.55%
1997 Portfolio Turnover                                                     32%
Fund Inception Date                                                       1931

Investment Manager: Dodge & Cox, San Francisco. Managed by a ten-member committee, with members' average tenure at Dodge & Cox of 19 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Bonds:                                                                    34.4%
Stocks:                                                                   58.5%
Short-Term Investments:                                                    7.1%

Stock Portfolio (58.5% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                            75
Median Market Capitalization                                     $10.2 billion
Price to Earnings Ratio*                                                  21.7x
Price to Book Value (trailing 12 months)                                   3.4x
Foreign Stocks** (as percentage of Fund)                                     6%

Five Largest Sectors                                                   % of Fund
--------------------------------------------------------------------------------
Energy                                                                     5.9
Electronics & Computer                                                     5.6
Banking                                                                    5.6
Insurance & Financial Services                                             4.7
Consumer Products                                                          4.2

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
General Motors                                                             1.8
Citicorp                                                                   1.7
Motorola                                                                   1.5
Dow Chemical                                                               1.4
American Express                                                           1.4
Kmart                                                                      1.4
Pharmacia & Upjohn                                                         1.3
FDX Corp.                                                                  1.3
Aluminum Co. of America                                                    1.3
Union Pacific                                                              1.3

Bond Portfolio (34.4% of Fund)
--------------------------------------------------------------------------------
Number of Bonds                                                            117
Average Quality                                                            AA+
Average Maturity                                                     9.7 years
Effective Duration                                                  4.40 years

Moody's/Standard & Poor's Quality Ratings                              % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                     22.5
Aaa/AAA                                                                    1.1
Aa/AA                                                                      1.1
A/A                                                                        5.7
Baa/BBB                                                                    3.9
Ba/BB                                                                      0.1

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                        9.2
Federal Agency CMO and REMIC+                                              7.1
Federal Agency Mortgage Pass-Through                                       6.3
Asset-Backed                                                               0.5
Corporate                                                                 10.0
Foreign (U.S. Dollar-denominated)                                          1.3

+ Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit

 * Price to earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.
** All U.S. Dollar-denominated.


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                                       4

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                              D o d g e  &  C o x
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                                 Balanced Fund

Portfolio of Investments                                          March 31, 1998
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS:                                                            57.5%

CONSUMER:                                                                 13.9%
CONSUMER PRODUCTS:                                                         4.2%
        Sony Corp. ADR................................................     1.0
        Unilever NV...................................................     0.8
        Matsushita Electric Industrial Co., Ltd. ADR..................     0.8
        Fort James Corp...............................................     0.6
        Dole Food Co., Inc............................................     0.5
        Bausch & Lomb, Inc............................................     0.5

RETAIL AND DISTRIBUTION:                                                   3.9%
        Kmart Corp....................................................     1.4
        Nordstrom, Inc................................................     1.0
        Genuine Parts Co..............................................     0.7
        Dillard's, Inc. Class A.......................................     0.7
        Fleming Cos., Inc.............................................     0.1

CONSUMER DURABLES:                                                         3.6%
        General Motors Corp...........................................     1.8
        Whirlpool Corp................................................     1.0
        Ford Motor Co.................................................     0.8

MEDIA, PRINTING, AND ENTERTAINMENT:                                        2.2%
        R.R. Donnelley & Sons Co......................................     1.2
        Time Warner, Inc..............................................     0.5
        Dow Jones & Co................................................     0.5

FINANCE:                                                                  10.3%
BANKING:                                                                   5.6%
        Citicorp......................................................     1.7
        Republic New York Corp........................................     1.1
        Golden West Financial Corp....................................     1.1
        BankAmerica Corp..............................................     0.9
        Norwest Corp..................................................     0.8

INSURANCE AND FINANCIAL SERVICES:                                          4.7%
        American Express Co...........................................     1.4
        Loews Corp....................................................     0.9
        The St. Paul Cos., Inc........................................     0.8
        Chubb Corp....................................................     0.8
        General Re Corp...............................................     0.5
        Associates First Capital Corp.................................     0.3

BASIC INDUSTRY:                                                            7.8%
PAPER AND FOREST PRODUCTS:                                                 3.3%
        Weyerhaeuser Co...............................................     1.2
        Champion International Corp...................................     1.0
        International Paper Co........................................     0.8
        Boise Cascade Corp............................................     0.3

CHEMICALS:                                                                 2.6%
        Dow Chemical Co...............................................     1.4
        Eastman Chemical Co...........................................     0.7
        Nalco Chemical Co.............................................     0.4
        Lubrizol Corp.................................................     0.1

METALS AND MINING:                                                         1.3%
        Aluminum Co. of America.......................................     1.3

GENERAL MANUFACTURING:                                                     0.6%
        Archer Daniels Midland Co.....................................     0.6

ENERGY:                                                                    5.9%
        Occidental Petroleum Corp.....................................     1.2
        Amerada Hess Corp.............................................     1.1
        Union Pacific Resources Group, Inc............................     1.0
        Phillips Petroleum Co.........................................     1.0
        Chevron Corp..................................................     0.8
        Royal Dutch Petroleum Co......................................     0.6
        Amoco Corp....................................................     0.2

ELECTRONICS AND COMPUTER:                                                  5.6%
        Motorola, Inc.................................................     1.5
        International Business Machines Corp..........................     1.1
        Hewlett-Packard Co............................................     0.9
        Electronic Data Systems.......................................     0.8
        NCR Corp......................................................     0.7
        Adobe Systems, Inc............................................     0.3
        National Semiconductor Corp...................................     0.2
        Sybase, Inc...................................................     0.1

UTILITIES:                                                                 4.6%
ELECTRIC AND GAS UTILITIES:                                                3.9%
        Central & South West Corp.....................................     0.8
        TransCanada PipeLines Ltd.....................................     0.6
        Wisconsin Energy Corp.........................................     0.5
        Texas Utilities Co............................................     0.5
        Pacific Gas & Electric Corp...................................     0.5
        FPL Group, Inc................................................     0.5
        Edison International..........................................     0.5

TELEPHONE:                                                                 0.7%
        BCE, Inc......................................................     0.7


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                                       5

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                              D o d g e  &  C o x
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                                 Balanced Fund

Portfolio of Investments                                          March 31, 1998
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS (Continued)

TRANSPORTATION:                                                            3.5%
        Union Pacific Corp.............................................    1.3
        FDX Corp.......................................................    1.3
        Canadian Pacific Ltd...........................................    0.9

CAPITAL EQUIPMENT:                                                         2.6%
        Deere & Co.....................................................    1.0
        Caterpillar, Inc...............................................    0.9
        Fluor Corp.....................................................    0.7

HEALTHCARE AND PHARMACEUTICAL:                                             1.7%
        Pharmacia & Upjohn, Inc........................................    1.3
        First Health Group Corp........................................    0.4

DIVERSIFIED TECHNOLOGY:                                                    1.6%
        Xerox Corp.....................................................    0.6
        Corning, Inc...................................................    0.6
        Unova, Inc.....................................................    0.2
        Raychem Corp...................................................    0.2

PREFERRED STOCKS:                                                          1.0%

CONSUMER:                                                                  1.0%
        News Corp. Ltd., Limited Voting Ordinary Shares ADR............    1.0
        Kmart Financing I, 7 3/4% Trust Convertible Preferred..........    0.0

BONDS:                                                                    34.4%

U.S. TREASURY AND GOV'T AGENCY:                                            9.2%

FEDERAL AGENCY CMO* AND REMIC**:                                           7.1%

FEDERAL AGENCY MTG PASS-THROUGH:                                           6.3%

ASSET-BACKED SECURITIES:                                                   0.5%
        CA Infrastructure and Econ. Dev. Bank SP Trust PGE-1
        Rate Reduction Ctf. 1997-1 A-5 6.25%, 6/25/2004................    0.5

CORPORATE:                                                                10.0%
FINANCE:                                                                   5.1%
        Norwest Corp., various securities..............................    1.0
        Golden West Financial, various securities......................    0.7
        Ford Motor Credit Co. Global Notes 7.20%, 6/15/2007............    0.7
        GMAC Put Notes 8.875%, 6/1/2010................................    0.6
        J.P. Morgan Capital Trust I 7.54%, 1/15/2027...................    0.4
        BankAmerica Capital II 8.00%, 12/15/2026.......................    0.4
        Safeco Corp. Notes 6.875%, 7/15/2007...........................    0.3
        Hartford Financial Services Group, various securities..........    0.3
        Citicorp Capital Trust I 7.933%, 2/15/2027.....................    0.3
        General Electric Capital Corp. 8.70%, 3/1/2007.................    0.2
        First Nationwide Bank Sub. Debentures 10.00%, 10/1/2006........    0.1
        CIGNA Corp., various securities................................    0.1
        Barclays No. American Capital 9.75%, 5/15/2021.................    0.0

INDUSTRIAL:                                                                4.7%
        Dayton Hudson Corp., various securities........................    1.1
        Raytheon Co., various securities...............................    1.0
        Lockheed Martin Corp., various securities......................    1.0
        May Department Stores, various securities......................    0.6
        Time Warner Ent. Sr. Debentures 8.375%, 7/15/2033..............    0.5
        Walt Disney Co. Debentures 7.55%, 7/15/2093....................    0.4
        Union Camp Corp. Debentures 9.25%, 2/1/2011....................    0.1

TRANSPORTATION:                                                            0.2%
        Consolidated Rail Corp., various securities....................    0.2

UTILITIES:                                                                 0.0%
        Idaho Power Co. 1st Mtge. Bonds 9.50%, 1/1/2021................    0.0

FOREIGN (U.S. DOLLAR-DENOMINATED):                                         1.3%

CANADIAN CORPORATE:                                                        0.9%
        Hydro-Quebec, various securities...............................    0.7
        Canadian Pacific Ltd. 9.45%, 8/1/2021..........................    0.2

INTERNATIONAL AGENCY:                                                      0.4%
        Inter-American Development Bank 7.125%, 3/15/2023..............    0.3
        European Investment Bank 10.125%, 10/1/2000....................    0.1

SHORT-TERM INVESTMENTS:                                                    6.9%

OTHER ASSETS LESS LIABILITIES:                                             0.2%

TOTAL NET ASSETS:                                                        100.0%

*       CMO: Collateralized Mortgage Obligation
**      REMIC:  Real Estate Mortgage Investment Conduit



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                                       6

                              D o d g e  &  C o x
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                                 Balanced Fund


                   General Information
                   -------------------------------------------------------------

Investment         Since 1930, Dodge & Cox has been providing professional
Manager            investment management for individuals, trustees,
                   corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox
                   Balanced Fund, the Dodge & Cox Stock Fund and the Dodge & Cox
                   Income Fund.

No-Load Fund       Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic          Shareholders may make regular monthly or quarterly
Investment Plan    investments of $100 or more through automatic
                   deductions from their bank accounts.

Withdrawal Plan    Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment       Shareholders may direct that dividend and capital gains
Plan               distributions be reinvested in additional Fund shares.

                   The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has a Regular and Roth Individual Retirement Account Plan (IRA) available for shareholders of the Fund.

Shareholder        Fund literature and details on all of these Plans are
Inquiries          available from the Fund upon request.


                   Dodge & Cox Balanced Fund
                   c/o BFDS
                   P.O. Box 9051
                   Boston, MA 02205-9051
                   (800) 621-3979


                   The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.


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